UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) November 25, 2003


                             GSI Securitization Ltd.
             (Exact name of registrant as specified in its charter)


                          Grand Cayman Islands, B.W.I.
                 (State or other jurisdiction of incorporation)


        0-29600                                        NONE
(Commission File Number)               (I.R.S. Employer Identification No.)


                         502 Carnegie Center, Suite 103
                           Princeton, New Jersey 08540
                    (Address of principal executive offices)


                                 (609) 987-8080
               Registrant's telephone number, including area code


                   Klinair Environmental Technologies Limited
                            3rd Floor Harbour Centre
                                 PO Box 1348 GT
                        Grand Cayman, Cayman Islands, BWI
          (Former name or former address, if changed since last report)


November 25, 2003


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ITEM 4.  CHANGE OF ACCOUNTANTS.

The firm of James C. Marshall, CPA, P.C. audited the financial statements of the Company for the fiscal year ended Dec. 31, 2001, through December 31, 2002. On November 10, 2003, pursuant to a vote of the Board of Directors, the firm of Stan J. H. Lee and Co., CPA's was selected to audit the financial statements of the Company for the year ended December 31, 2003, and to review all quarterly reports, commencing with the quarter ended September 30, 2003.

On November 10, 2003, the firm of James C. Marshall, CPA, P.C.
resigned as our auditors, and Stan J. H. Lee and Company became our auditors. The change was made solely as a matter of convenience, as the offices of Stan J. H. Lee are conveniently located so as to permit easier access to our auditors.

The report of James C. Marshall, CPA, P.C. on the Company's financial statements for the fiscal year ended December 31, 2002, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the entire period of the engagement of the said auditors, through November 10, 2003, there had been no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to auditor's and Company 's satisfaction, would have caused said auditors to make reference thereto in connection with its reports to the subject matter of the disagreement.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

B.       Exhibits


16.1    Letter re: Change of Certifying Accountant
        (Stan J. H. Lee and Co. CPA's)                                   04.
16.2    Letter re: Change of Certifying
        Accountant (James C. Marshall, CPA, P.C.)                        05.





                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  November 25, 2003           GSI Securitization Ltd.
                                  (Registrant)


                            /s/Gunther Slaton, CEO
                            -----------------------
                               Gunther Slaton, CEO


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Exhibit 16.1

                       Stan J. H. Lee & Co., CPA's


   Re:  GSI Securitization Limited


   Dear Sir/Madam:


   Pursuant to the request of the above named company, we affirm that:


   1. We have read the Company's response to Item 4 of Form 8-K dated November 25, 2003.

2.      We agree with the response.


        We consent to have this "Consent" filed in a Report on Form 8-K.



Signed:

          November 25, 2003

         /s/Stan J. H. Lee & Co., CPAs


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Exhibit 16.2

                      James C. Marshall, CPA, P.C.
                     14455 N. Hayden Road, Suite 206
                       Scottsdale, Arizona 85260
                                  USA




          November 25, 2003



   Securities and Exchange Commission
   450 Fifth Street N.W.
   Washington D.C.  20549



   Re:  GSI Securitization Limited


   Dear Sir/Madam:


   Pursuant to the request of the above named company, we affirm that:

   1. We have read the Company's response to Item 4 of Form 8-K dated November 14, 2003.

   2.   We agree with the response.

   3. There have been no disagreements on matters of accounting and auditing between our firm and the Company.

        We consent to having this letter attached as an exhibit to a Report on Form 8-K, indicating a change in auditors.

   Very Truly Yours,

   /s/James C. Marshall, CPA, P.C., P.A./s/

   Certified Public Accountants


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